EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Friedhelm Blobel, Ph.D., certify that:

1.	I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q/A (the “Quarterly Report”) of SciClone Pharmaceuticals, Inc.;

2.

Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report.

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Date: March 3, 2017	/s/ Friedhelm Blobel, Ph.D.
Friedhelm Blobel, Ph.D.
Chief Executive Officer and President (Principal Executive Officer)